                                                                    Exhibit 99.1

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.

                         COMBINED FINANCIAL STATEMENTS
                          December 31, 1998 and 1997

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.

                         COMBINED FINANCIAL STATEMENTS
                          December 31, 1998 and 1997


                                   CONTENTS



REPORT OF INDEPENDENT AUDITORS................................................ 1

FINANCIAL STATEMENTS

      COMBINED BALANCE SHEETS................................................. 2

      COMBINED STATEMENTS OF OPERATIONS....................................... 3

      COMBINED STATEMENTS OF EQUITY........................................... 4

      COMBINED STATEMENTS OF CASH FLOWS....................................... 6

      NOTES TO COMBINED FINANCIAL STATEMENTS.................................. 7

                        REPORT OF INDEPENDENT AUDITORS


Board of Directors and Shareholders
GEO Specialty Chemicals, Inc.
Cleveland, Ohio


We have audited the accompanying combined balance sheets of Rhodia Gallium, a business unit of Rhodia Chimie S.A., (the Company) as of December 31, 1998 and 1997 and the related combined statements of operations, equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Rhodia Gallium, a business unit of Rhodia Chimie S.A., as of December 31, 1998 and 1997 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.

As explained in Note 1, the financial statements include significant costs and expenses of Rhodia Chimie S.A. allocated to Rhodia Gallium.


                                          Crowe, Chizek and Company LLP


Oak Brook, Illinois
November 12, 1999

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
                      COMBINED BALANCE SHEETS (in 000's)

                                                               December 31,            August 31,
                                                               -----------             ---------
                                                            1998          1997           1999
                                                            ----          ----           ----
                                                                                       (unaudited)
ASSETS
Current assets
     Cash                                                   $    25      $     2        $    86
     Trade accounts receivable                                5,082        6,141          3,714
     Inventories                                              9,054       10,255          9,958
     Prepaid expenses and other current assets                  606          719            501
                                                            -------      -------        -------
       Total current assets                                  14,767       17,117         14,259

Plant and equipment, net                                      2,534        2,684          2,032

Other assets
     Deferred taxes                                             163          589            626
     Other                                                        1            1              1
                                                            -------      -------        -------
       Total other assets                                       164          590            627
                                                            -------      -------        -------
                                                            $17,465      $20,391        $16,918
                                                            =======      =======        =======
LIABILITIES AND BUSINESS UNIT EQUITY
Current liabilities
     Current portion of long-term debt                      $     -      $   155        $     -
     Cash pool borrowings                                     1,634        1,378          1,162
     Accounts payable                                           554        1,230            268
     Other accounts payable                                     169          161            561
     Social benefits and taxes payable                        1,876        1,057          1,385
                                                            -------      -------        -------
       Total current liabilities                              4,233        3,981          3,376

Long-term liabilities                                           175          244            188

Business unit equity
     Share capital                                               32           32             72
     Accumulated other comprehensive loss                      (380)        (984)        (1,100)
     Divisional equity/retained earnings                     13,405       17,118         14,382
                                                            -------      -------        -------
       Total business unit equity                            13,057       16,166         13,354
                                                            -------      -------        -------
                                                            $17,465      $20,391        $16,918
                                                            =======      =======        =======

See accompanying notes to combined financial statements.

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
                 COMBINED STATEMENTS OF OPERATIONS (in 000's)

                                                                December 31,                August 31,
                                                                ------------                ----------
                                                             1998         1997          1999          1998
                                                             ----         ----          ----          ----
                                                                                           (unaudited)

Net sales                                                   $15,380      $16,560       $ 8,071       $10,803

Cost of sales                                                10,476       13,510         4,548         7,403
                                                            -------      -------       -------       -------
Gross profit                                                  4,904        3,050         3,523         3,400

Selling, general, and administrative expenses                 1,000          889           831           879
                                                            -------      -------       -------       -------

Income from operations                                        3,904        2,161         2,692         2,521

Other income (expense)
     Net interest expense                                       (52)         (60)          (30)          (35)
     Gain (loss) on foreign currency
       translation                                              155          155           175           (40)
     Other                                                       16            7            12            19
                                                            -------      -------       -------       -------
                                                                119          102           157           (56)

Income before taxes                                           4,023        2,263         2,849         2,465

Provision for income taxes                                    1,673          944         1,158         1,028
                                                            -------      -------       -------       -------

Net income                                                  $ 2,350      $ 1,319       $ 1,691       $ 1,437
                                                            =======      =======       =======       =======

See accompanying notes to combined financial statements.

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
                         COMBINED STATEMENTS OF EQUITY
                              (Dollars in 000's)



                                                                                            Unrealized
                                                              Unrealized     Divisional     Gain (Loss)
                                                                 Gain         Equity/       on Foreign
                                                              On Pension      Retained       Currency                  Comprehensive
                                                   Capital    Obligation      Earnings      Translation    Total          Income
                                                   -------    ----------      --------      -----------    -----          ------
Balance at
  January 1, 1997                                   $   32     $     -         $12,038        $     -       $12,070

Comprehensive income
    Net income                                           -           -           1,319              -         1,319       $ 1,319

    Adjustment for unrealized
      gain on pension obligation,
      net of tax of $29.                                 -          46               -              -            46            46

    Cumulative translation
      adjustment for foreign currency
      translation loss, net of
      tax benefit of $658.                               -           -               -         (1,030)       (1,030)       (1,030)
                                                                                                                          -------
          Total comprehensive income                                                                                      $  (335)
                                                                                                                          =======
Dividends declared                                       -           -             (96)             -           (96)

Net capital contributions
  from Rhodia Chimie S.A.                                -           -           3,857                        3,857
                                                   -------     -------         -------        -------       -------

Balance at
  December 31, 1997                                     32          46          17,118         (1,030)       16,166

Comprehensive income
    Net income                                           -           -           2,350              -         2,350       $ 2,350

    Adjustment for unrealized
      gain on pension obligation,
      net of tax of $47.                                 -          72               -              -            72            72

    Adjustment for foreign currency
      translation gain, net of
      deferred tax of $340.                              -           -               -            532           532           532
                                                                                                                          -------
         Total comprehensive income                                                                                       $ 2,954
                                                                                                                          =======
Dividends declared                                       -           -             (30)             -           (30)

Net capital distributions
  from Rhodia Chimie S.A.                                -           -          (6,033)             -        (6,033)
                                                   -------     -------         -------        -------       -------
Balance at
  December 31, 1998                                 $   32     $   118         $13,405        $  (498)      $13,057
                                                    =======    =======         =======        =======       =======

(Continued)

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
                   COMBINED STATEMENTS OF EQUITY (in 000's)

                                                                                            Unrealized
                                                              Unrealized                    Gain (Loss)
                                                              Gain (Loss)                   on Foreign
                                                              On Pension     Divisional      Currency                  Comprehensive
                                                   Capital    Obligation       Equity       Translation    Total          Income
                                                   -------    ----------       ------       -----------    -----          ------
Balance at
  December 31, 1998                              $     32     $   118         $13,405      $  (498)      $13,057

Comprehensive income (a)
    Net income                                          -           -           1,691            -         1,691       $ 1,691

    Adjustment for foreign currency
      translation loss, net of
      tax benefit of $460 (a)                           -           -               -         (720)         (720)         (720)
                                                                                                                       -------
         Total comprehensive income (a)                                                                                $   968
                                                                                                                       =======
Capital contribution to new subsidiary
  for future contribution of Gallium business (a)      40           -               -            -            40

Net capital contributions (distributions)
  from (to) Rhodia Chimie S.A. (a)                      -           -            (714)           -          (714)
                                                 --------     -------         -------      -------       -------
Balance at
  August 31, 1999 (a)                            $     72     $   118         $14,382      $(1,218)      $13,354
                                                 ========     =======         =======      =======       =======

(a) unaudited information

See accompanying notes to combined financial statements.

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
                 COMBINED STATEMENTS OF CASH FLOWS (in 000's)


                                                                December 31,                      August 31,
                                                                ------------                      ----------
                                                           1998             1997            1999            1998
                                                           ----             ----            ----            ----
                                                                                                 (unaudited)
Cash flows from operating activities
   Net income                                              $ 2,350         $ 1,319         $ 1,691         $ 1,437
     Adjustments to reconcile net income
       to net cash from operating activities
       Depreciation and amortization                           466             521             301             287
       Deferred income tax expense (benefit)                    33              (3)              5              10
       Pension expense                                          22              30              30              17
       Loss (gain) on sale of assets                           230              11               -             101
       Change in assets and liabilities
         Accounts receivable - trade                           877          (2,424)          1,520           1,713
         Inventories                                         1,902            (285)          1,941           2,286
         Accounts payable and accrued expenses                (311)         (3,594)           (209)             32
         Tax payable                                           (48)             69              34             (13)
         Other assets and liabilities                        1,001             302            (312)           (247)
                                                           -------         -------         -------         -------
               Net cash from operating activities            6,522          (4,054)          1,119           6,117

Cash flows from investing activities
   Purchases of plant and equipment                           (380)            (36)            (25)            (32)
                                                           -------         -------         -------         -------
     Net cash from investing activities                       (380)            (36)            (25)            (32)

Cash flows from financing activities
   Cash pool borrowings (payments), net                        148             178            (327)            (58)
   Payment on seller note                                     (155)              -               -               -
   Division capital contributed
     (distributions paid), net                              (6,113)          3,893            (702)         (5,995)
                                                           -------         -------         -------         -------
     Net cash from financing activities                      6,120           4,071          (1,029)         (6,053)

Effect of exchange rate changes in cash                          1              (1)             (4)              2

Net change in cash                                              23             (20)             61              34

Cash at beginning of period                                      2              22              25               2
                                                           -------         -------         -------         -------
Cash at end of period                                      $    25         $     2         $    86         $    36
                                                           =======         =======         =======         =======
Non-cash financing activities:
   Dividends declared                                      $    96         $    30         $     0         $    74

Supplemental disclosures of cash flow information
   Cash paid (received) for
     Interest                                                   52              60              30              35
     Taxes                                                     929             (35)          1,599             914

See accompanying notes to combined financial statements.

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
               NOTES TO COMBINED FINANCIAL STATEMENTS (in 000's)

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES

The significant accounting policies and practices followed by Rhodia Gallium a business unit of Rhodia Chimie S.A., (the Company), are as follows:

Principles of Combination: The combined financial statements include the Rhodia Chimie S.A. Gallium business and its facilities in Salindres, France and Stade, Germany. The scope of the Gallium business is described in the Stock Purchase Agreement, dated August 6, 1999 (see Note 10). Rhodia Chimie S.A. operates the French Gallium business of Rhodia Chimie S.A. located at the Salindres plant site (the Division). Rhodia Chimie S.A. owns the shares of Rhodia Deutschland GmbH which owns the capital of Ingal Stade GmbH, a company whose entire activities are the operation of the Gallium business in Germany. Rhodia Chimie S.A.'s sales agents activities relating to gallium sales and a dormant gallium extraction facility in Australia are not included in the combination. All significant transactions between the combined companies are eliminated.

Description of Business: The Company extracts, purifies, and sells gallium to sales agent companies that are subsidiaries of Rhodia Chimie S.A. or to various other customers. The Company operates in only one segment. The sales agents resell the gallium to customers throughout the world, primarily in the electronics industry. Sales are concentrated with customers located principally in Japan, the United States, and Germany. The Company operates in an environment with many financial and operating risks, including, but not limited to, intense competition, limitations on the supply of raw materials, commodity sales price fluctuations, and technological changes.

Interim Results (Unaudited): The accompanying balance sheet at August 31, 1999 and statement of equity for the eight months ended August 31, 1999 and the statements of operations and cash flows for the eight months ended August 31, 1999 and 1998 are unaudited. In the opinion of management, these statements have been prepared on the same basis as the audited financial statements and include all adjustments, consisting of only normal recurring adjustments, necessary for the fair presentation of the results of the interim periods.

Revenue Recognition:  Revenues are recognized upon shipment.

Use of Estimates in the Preparation of Financial Statements: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The Company's financial instruments are comprised of cash, trade accounts receivable, accounts payable, other accounts payable, other current liabilities, cash pool borrowings, and long-term liabilities. The carrying value of all instruments approximates fair value.

Allowance for Doubtful Accounts: The Company is on the reserve method for bad debts. For the years ended December 31, 1998 and 1997, management determined that no reserve was required, as the majority of the receivable balances are due from other business units of Rhodia Chimie, S.A.

(Continued)

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
               NOTES TO COMBINED FINANCIAL STATEMENTS (in 000's)
                          December 31, 1998 and 1997

NOTE 1 - NATURE OF BUSINESS AND SIGNIFICANT ACCOUNTING POLICIES
(Continued)

Plant and Equipment: Plant and equipment are carried at cost and depreciated on straight-line and accelerated methods. Plant and equipment are being depreciated using the following estimated lives:

                                      Asset Lives in Years

     Buildings and improvements              10 - 40
     Machinery and equipment                  5 - 15
     Office furniture and fixtures           10 - 15
     Other equipment                          3 - 15

Inventories: Inventories are stated at the lower of average costs or replacement value (for purchased goods), manufacturing costs (for manufactured goods), or market, with cost being determined on a first-in, first-out (FIFO) basis.

Income Taxes: Income taxes are computed on the same basis as if the Company had filed separate income tax returns in the respective countries of operations. Deferred taxes are computed based on the expected future tax consequences of temporary differences between the carrying amounts and tax bases of assets and liabilities, using enacted tax rates.

Research and Development Expense: Research and development costs are charged to expense as incurred. Such expenses amounted to $273 and $337 for the years ended December 31, 1998 and December 31, 1997, respectively.

Foreign Currency Translation: The Company's French and German operations use the French Franc currency as their functional currency; assets and liabilities are translated at exchange rates in effect at the balance sheet date. The effect of foreign currency remeasurement to the functional currency is immaterial.

Foreign denominated transactions are translated into the functional currency at the exchange rate in effect on the date of the transaction. Exchange differences arising from foreign currency transactions are included in the statement of operations. Rhodia Chimie S.A. hedges foreign currency risks on a company-wide basis. The effects of Rhodia Chimie S.A.'s hedging of foreign currency commitments are allocated on the Company on a percentage of Rhodia Chimie S.A.'s net gain or loss from hedging for each respective currency.

Environmental Liabilities: The Company recognizes losses and accrues liabilities relating to environmental liability matters if available information indicates that the event of loss is probable and can reasonably be estimated. The losses are estimated on a case by case basis, using available information.

(Continued)

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
               NOTES TO COMBINED FINANCIAL STATEMENTS (in 000's)
                          December 31, 1998 and 1997


Allocations: During the years ended December 31, 1998 and 1997, the Company was allocated certain operational and administrative expenses from Rhodia Chimie S.A. Allocations were based on various methods including relative sales volume, headcount, and estimates of time spent. Management believes that these allocations are based on reasonable methods. Sales, returns, material cost and direct labor and production costs were specifically identified to the Company and were not based on allocations.

(Continued)

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
               NOTES TO COMBINED FINANCIAL STATEMENTS
                              (Dollars in 000's)

NOTE 2 - INVENTORIES

Inventories consist of the following components:

                                              December 31,      August 31, 1999
                                              -----------       ---------------
                                           1998         1997      (unaudited)
                                           ----         ----

     Raw materials                       $3,325       $ 3,763       $ 5,637
     Work in progress                       343           373           378
     Finished goods                       5,416         6,395         3,828
     Equipment maintenance parts            170           149           130
       Less valuation allowances            200           425            15
                                         ------       -------       -------
                                         $9,054       $10,255       $ 9,958
                                         ======       =======       =======


NOTE 3 - PLANT AND EQUIPMENT

Plant and equipment consists of the following major classifications:


                                                     December 31,
                                                     -----------
                                                  1998         1997
                                                  ----         ----

     Buildings and improvements                 $2,249       $2,132
     Equipment                                   6,028        5,763
     Office equipment                               29           27
     Construction in progress                       25            -
                                                ------       ------
                                                 8,331        7,922
     Accumulated depreciation and depletion      5,797        5,238
                                                ------       ------
                                                $2,534       $2,684
                                                ======       ======

(Continued)

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
                    NOTES TO COMBINED FINANCIAL STATEMENTS
                              (Dollars in 000's)

NOTE 4 - LONG-TERM DEBT

The Company's long-term debt obligations consist of the following as of December 31, 1998 and 1997:

                                                              1998        1997
                                                              ----        ----

Note payable to seller of Ingal Stade business, payable
in annual installments with interest; final payment due
January 1, 1998                                             $    -      $  155

     Current portion                                             -        (155)
                                                            ------      ------
     Long-term portion                                      $    -      $    -
                                                            ======      ======


NOTE 5 - RELATED PARTY TRANSACTIONS

The Company has been allocated certain operational and administrative costs from Rhodia Chimie S.A. $655 and $194 for the years ended December 31, 1998 and 1997, respectively. During the years indicated, the costs were allocated to the Company as discussed in Note 1.

The Company purchased material from Rhodia Chimie S.A. business units not included in the combination in 1997 for an amount of $3,512.

The Company had sales to other business units of Rhodia Chimie S.A. Sales to these other business units were $11,167 and $13,319 for the years ended
December 31, 1998 and 1997, respectively. The sale prices are based on the value of the sale to the other business unit customer less an agreed commission percentage.

Accounts receivable from other business units of Rhodia Chimie S.A. amounted to approximately $5,034 and $5,761 as of December 31, 1998 and 1997, respectively.

Accounts payable to other business units of Rhodia Chimie S.A. amounted to approximately $301 and $247 as of December 31, 1998 and 1997, respectively.

(Continued)

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
               NOTES TO COMBINED FINANCIAL STATEMENTS (in 000's)

NOTE 5 - RELATED PARTY TRANSACTIONS (Continued)

The cash collections and cash disbursements of the French operations of the Company are administered by Rhodia Chimie S.A. The overall net amount of cash received and cash disbursed is included in the statements of equity and cash flows reflected as net capital contributions (distributions) .

The working capital cash collections and cash disbursements of Ingal Stade GmbH are transacted from a cash pooling arrangement with Ingal Stade's parent company, Rhodia Deutschland GmbH, a subsidiary of Rhodia Chimie, S.A. The net current liability at December 31, 1998 and 1997 amounted to $1,634 and $1,378, respectively, and bore interest at 3.25% and 3.51% at December 31, 1998 and 1997, respectively.

Ingal Stade GmbH entered into a Controlling and Profit Transfer Agreement with its parent company requiring all net income to be distributed to the parent on an annual basis.

NOTE 6 - EMPLOYEE DEFINED BENEFIT PENSION PLAN

The Company has a defined benefit pension plan which covers the majority of the employees in France. The benefit paid is based on number of years of service and salary at retirement date.

Actuarial evaluations of benefits have been computed as of December 31, 1998 and 1997. Significant actuarial assumptions include:

   . Turnover assumptions for current personnel and mortality assumptions for all participants.

   .  An assumed retirement age of 60 to 65 years.

   . A discount rate used to determine the present value of the future benefit obligation. The rates used in 1998 and 1997 were 6.5% and 7.0%, respectively.

   . A rate of compensation increase to determine the present value of the future benefit obligation. The rate was 3% in both years.


Information about the pension plans is as follows:

                                                                December 31,
                                                                -----------
                                                                1998    1997
                                                                ----    ----
Change in benefit obligation
     Projected benefit obligation at beginning of year        $  244  $  324
     Transfer of employees to other businesses                  (104)    (70)
     Service cost                                                 10       9
     Interest and actuarial costs                                 12      21
     Other costs                                                  13     (40)
                                                              ------  ------
        Benefit obligation at end of year                     $  175  $  244
                                                              ======  ======

(Continued)

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
               NOTES TO COMBINED FINANCIAL STATEMENTS (in 000's)


NOTE 6 - EMPLOYEE DEFINED BENEFIT PENSION PLAN (Continued)

The components of pension expense and related actuarial assumptions and methods were as follows:

                                                               1998    1997
                                                               ----    ----
     Service cost                                            $    10  $    9
     Interest and actuarial costs                                 12      21
                                                             -------  ------

        Net periodic benefit cost                            $    22  $   30
                                                             =======  ======


NOTE 7 - INCOME TAXES

The income tax provision is comprised of the following:

                                                                December 31,
                                                                -----------
                                                                1998    1997
                                                                ----    ----

     Current payable                                         $ 1,640  $  947
     Deferred income (benefit)                                    33      (3)
                                                             -------  ------
                                                             $ 1,673  $  944
                                                             =======  ======

The difference between the effective tax rate and the statutory rates is reconciled below:

                                                        December 31,
                                                        -----------
                                                   1998              1997
                                                   ----              ----
                                             Dollars Tax Rate  Dollars Tax Rate
                                             ------- --------  ------- --------
     Statutory rates                          $1,664   41.3%    $  924   40.8%
     Permanent items and local taxes               9     .3%        20     .9%
                                               -----   ----      -----   ----
                                              $1,673   41.6%    $  944   41.7%
                                               =====   ====      =====   ====

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
               NOTES TO COMBINED FINANCIAL STATEMENTS (in 000's)


NOTE 7 - INCOME TAXES (Continued)

Significant components of the deferred tax assets and liabilities are as follows:

                                                         December 31,
                                                         -----------
                                                       1998       1997
                                                       ----       ----
     Deferred tax assets
         Pension obligations                             64         90
         Other assets                                     4          -
         Unrealized foreign
           currency translation loss                    318        658
                                                     ------     ------
                                                        386        748
                                                     ------     ------

     Deferred tax liabilities
         Plant and equipment                         $  147     $  130
         Unrealized gain on
           pension liability                             76         29
                                                     ------     ------
                                                        223        159
                                                     ------     ------
              Net deferred tax asset                 $  163     $  589
                                                     ======     ======

The Company's operations are included in the tax filings of the respective Rhodia Chimie S.A. parent company in each country. All tax payments and benefits are transacted with and all receivables and liabilities are due from or to such parent entity.

NOTE 8 - COMMITMENTS AND CONTINGENCIES

Contracts: On December 10, 1998, Rhodia Chimie S.A. signed a purchase agreement with an international purveyor of gallium. Pursuant to this agreement, Rhodia Chimie S.A. agreed to purchase pure gallium metal from this purveyor in three lots during the course of 1999. As of August 31, 1999, the remaining commitment amounts to approximately $5,000. The expected sales prices exceed the purchase commitment prices.

The Company has a long-term contract for the supply of aluminate liquor from a vendor on whose property the German gallium extraction plant is located. The Company has in place a long-term supply agreement with this vendor.

Litigation: The Company believes that there are no disputes or exceptional items which, taken individually or as a group, could have a significant negative impact on its activity, financial position, or results.

NOTE 9 - CONCENTRATION OF CREDIT RISK

At December 31, 1998 and 1997, the Company had account receivables from other non-gallium Rhodia Chimie S.A. companies that represented 100% and 97%, respectively, of total accounts receivable. Sales to these non-gallium Rhodia Chimie S.A. companies represented 78% and 84% of total sales for the years ended December 31, 1998 and 1997, respectively.





NOTE 10 - SUBSEQUENT EVENTS

On September 3, 1999, Rhodia Chimie S.A. contributed the assets and liabilities of the Rhodia Gallium business unit to a newly formed subsidiary, Rhod Six S.A. Also on September 3, 1999, the ownership of Ingal Stade GmbH was transferred from Rhodia Deutschland GmbH to Rhod Six S.A. The Controlling and Profit Transfer Agreement between Ingal Stade GmbH and Rhodia Deutschland GmbH was terminated effective January 1, 1999.

On September 8, 1999, Rhodia Chimie S.A. sold the stock of Rhod Six S.A. liabilities, of the Company to GEO Specialty Chemicals, Inc. for approximately $21,500.

(Continued)

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

                                RHODIA GALLIUM,
                     A BUSINESS UNIT OF RHODIA CHIMIE S.A.
               NOTES TO COMBINED FINANCIAL STATEMENTS (in 000's)
                          December 31, 1998 and 1997

In September 1999, Rhodia Gallium received the second lot of pure gallium purchased from an international purveyor (see Note 8) pursuant to an agreement signed in December 1998, for an approximate amount of $2,300.


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